Exhibit 99.1

Exhibit 99.1

PROVIDENT BANKSHARES CORPORATION

FORWARD-LOOKING STATEMENTS AND RISK FACTORS

This presentation, and other written materials and oral statements made by management, may contain certain forward-looking statements, including those regarding the Company’s prospective performance, plans, strategies and expectations, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of said harbor provisions.

Forward-looking statements, which are based on certain assumptions and describe future events, plans, strategies, and expectations of the Company, are generally identified by use of the words “plan,” “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or other similar expressions. The Company’s ability to predict results or the actual effects of its performance, plans, strategies and expectations, including those with respect to its merger with Southern Financial Bancorp, Inc., is inherently uncertain. Accordingly, actual results may differ materially from anticipated results. The following factors, among others, could cause the actual results of the merger to differ materially from the expectations stated in this presentation: the ability to successfully integrate the companies following the merger, including the retention of key personnel; the ability to effect the proposed capital recovery and optimization plan; the ability to fully realize the expected cost savings and revenues; and the ability to realize the expected cost savings and revenues on a timely basis.

Factors that could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to: changes in general economic conditions, interest rates, deposit flows, loan demand, real estate values, competition, and the demand for financial services and loan, deposit, and investment products in the Company’s local markets; changes in the quality or composition of the loan or investment portfolios; inability to successfully carry out marketing and/or expansion plans; changes in accounting principles, policies, or guidelines; changes in legislation and regulation; changes in the monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board; war or terrorist activities; and other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the Company’s operations, pricing, and services.

The Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

AGENDA

HISTORY ‘THE NEW PROVIDENT’ KEY STRATEGIES

INVESTMENT ATTRIBUTES

HISTORY

1886—Founded

1987—Converted to Commercial Bank

1993—Totally Free Checking/In-Store Branches

1997 – Citizen’s Savings Bank Merger

2004 – Southern Financial Merger

PROVIDENT BANKSHARES

C O R P O R A T I O N

THE NEW PROVIDENT

430,000 Customers 2000 Employees 146 Branches $4.1B Total Deposits $3.5B Total Loans

PROVIDENT BANKSHARES

C O R P O R A T I O N

THE NEW PROVIDENT FRANCHISE

Branches located in Maryland and Virginia’s best markets

County Demographics

PBKS Branches

4—8% Projected Growth

+8% Projected Growth

County Demographics

STRATEGY STATEMENT

Provident is a regional bank serving Maryland and Virginia with emphasis in the key urban markets of Baltimore, Washington, and Richmond.

Provident will continue to provide the products and services of our largest competitors, while delivering the level of service found in only the best community banks.

PROVIDENT BANKSHARES

C O R P O R A T I O N

KEY STRATEGIES

Broaden Presence and Customer Base in Washington Metro and Virginia

Grow Commercial Banking Market Share in the Maryland and Virginia Markets

Focus Resources on Growth in Core Business Lines

Improve Financial Fundamentals

PROVIDENT BANKSHARES

C O R P O R A T I O N

BROADEN PRESENCE AND CUSTOMER BASE IN WASHINGTON METRO AND VIRGINIA

PROVIDENT BANKSHARES

C O R P O R A T I O N

VIRGINIA AND WASHINGTON METRO EXPANSION

BRANCH NETWORK

83

98

100

109

118

146

59

66

65

66

67

70

24

32

35

43

51

76

1999

2000

2001

2002

2003

2Q04

VA/Wash Metro

Baltimore

100

90

80

70

60

50

40

30

2Q 00

1Q 01

4Q 01

3Q 02

2Q 03

1Q 04

Baltimore

Sub MD

Virginia

TOTAL AWARENESS

CHECKING BALANCE GROWTH VA/WASHINGTON METRO

CONSUMER

$202 $151 $134 $106 $81

2001

2002

2003

1Q04

2Q04

Average Balances (millions) $49 $100 $160 $156 $302

COMMERCIAL

2001

2002

2003

1Q04

2Q04

CAGR Consumer 2000-2003 28.60%

CAGR Commercial 2000-2003 61.48%

GROW COMMERCIAL BANKING MARKET SHARE IN THE MARYLAND AND VIRGINIA MARKETS

PROVIDENT BANKSHARES

C O R P O R A T I O N

CORE COMMERCIAL LOAN AND DEPOSIT/REPO GROWTH

LOANS

DEPOSIT/REPO

$791 $856 $961 $1,076 $1,429

2001

2002

2003

2Q04

Baltimore

VA/Wash

Average Balances (millions)

2001 $426 $579 $680 $708 $1,006

2002

2003

2Q04

13

CAGR Loans

2000-2003

12.78%

CAGR Dep/Repo

2000-2003

25.26%

FOCUS RESOURCES ON GROWTH IN CORE BUSINESS LINES

PROVIDENT BANKSHARES

C O R P O R A T I O N

CORE LOAN AND DEPOSIT GROWTH

CORE LOANS VS TOTAL LOANS

CORE DEPOSITS VS TOTAL DEPOSITS

$1.5 $3.1 $1.7 $2.7 $1.9 $2.6 $2.1 $2.8 $2.5 $3.3

47%

62%

72%

74%

77%

2001

2002

2003

1Q04

2Q04 $2.5 $3.6

71% $2.7 $3.3

82% $2.8 $3.1 $2.9 $3.1 $3.5 $3.8

90%

93%

91%

2001

2002

2003

1Q04

2Q04

15

Core

Total

Average Balances (billions)

CAGR Core Loans 2000-2003 16.55%

CAGR Core Deposits 2000-2003 6.78%

IMPROVE FINANCIAL FUNDAMENTALS

PROVIDENT BANKSHARES

C O R P O R A T I O N

THE NEW PROVIDENT

TRANSFORMED BALANCE SHEET

HIGHER ABSOLUTE EARNINGS

IMPROVED EARNINGS QUALITY

Components of Earning Assets

CAGR 4%

2001

2Q04

36%

30%

34%

40%

14%

46%

18

Non-Core Loans

Core Loans

Investment Securities

CAGR 17%

Core Loans to Total Loans

2Q04

2001

53%

26%

21%

24%

32%

44%

19

Consumer

Commercial

Non-Core

Core Deposit Growth

(in millions)

Total Deposits

CAGR 2%

Core Deposits

CAGR 9%

$3,591 $3,819 $2,548 $3,481

2001

2Q04

2001

2Q04

Asset Quality Improvement

NON PERFORMING LOANS TO LOANS

Period End

NET CHARGE OFFS TO AVERAGE LOANS

Annualized

0.68%

1.04% $28.8 $21.0

0.83% $21.1

0.80% $22.3

0.84% $29.7

0.68% $21.0

0.41% $11.0

0.29% $7.6

0.21% $1.7

2001

2002

2003

2Q04

2001

2002

2003

2Q04

$            in millions

Earnings Per Share Growth

$1.56 $1.88 $2.05 $0.49 $0.51 $0.52

2001

2002

2003

2Q03

1Q04

2Q04*

* Based on Operating Results

Dividends Growth $1.20 $1.00 $0.80 $0.60 $0.40 $0.20 $0.00

3.3%

3.6%

3.5%

3.5%

6.00%

5.25%

4.50%

3.75%

3.00%

2.25%

1.50%

0.75%

0.00%

2001

2002

2003

2004

Cash Dividend

Dividend Yield

Measures of Success

EFFICIENCY RATIO

NET INTEREST MARGIN

RETURN ON ASSETS

CAPITAL LEVEL

68%

65%

2.89%

3.31%

.83%

1.05%*

7.13%

8.48%

*based on operating results

2001

2Q04

INVESTMENT ATTRIBUTES

Core balance sheet momentum

Effective expansion strategy

Growing market share in attractive markets

Stable and improving credit quality

Experienced management team

PROVIDENT BANKSHARES

C O R P O R A T I O N

PROVIDENT BANKSHARES

CORPORATION

(www.provbank.com)

Contact:

Media: Lillian Kilroy: (410) 277-2833

Investment Community: Tricia Ferrick: (703)352-2583

PROVIDENT BANKSHARES

C O R P O R A T I O N

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